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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 3, 2002
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                           EQCC Asset Backed Corporation
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                           (Exact Name of Registrant as Specified in Charter)

                 Delaware               333-73446      59-3170052
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(State or Other Jurisdiction of         (Commission          (I.R.S. Employer
         Incorporation)                  File Number)        Identification No.)

10401 Deerwood Park Blvd. Jacksonville, Florida                       32256
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code            (904)  987-5000
                                                   -----------------------------


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          (Former Name or Former Address, if Change Since Last Report:)





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Item 5.           Other Events
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         On or about March 27, 2002, the Registrant caused the issuance and sale of its EQCC Asset Backed Certificates, Series 2002-1 consisting of Class 1-A and the Class 2-A Certificates (the "Offered Certificates") and the Class 1A-IO and the Class 2A-IO Certificates (the "Non-Offered Certificates") pursuant to a
Trust Agreement dated as of March 1, 2002, between the Registrant, as depositor and The Bank of New York, as trustee.

         In connection with the sale of the Offered Certificates, the Registrant has been advised by Banc of America Securities LLC and Goldman, Sachs & Co. as representatives of the underwriters, (collectively the "Co-Lead Underwriters"), that the Co-Lead Underwriters have furnished to prospective investors certain computational materials with respect to the Offered Certificates following the effective date of Registration Statement No. 333-73446, which are being filed as exhibits to this report.

         The computational materials have been provided to the Registrant by the Co-Lead Underwriters collectively. The information in the computational materials is preliminary and may be superseded by the final Prospectus Supplement relating to the certificates and by any other information subsequently filed with the Securities and Exchange Commission.

         The computational materials were prepared by the Co-Lead Underwriters, based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The computational materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios.

         The performance of the Underlying ABS may differ from assumptions used in the computational materials, which are hypothetical in nature and which were provided to investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underlying ABS may vary under varying scenarios. In addition, the actual characteristics and performance of the mortgage loans underlying the Underlying ABS (the "Mortgage Loans") may differ from the assumptions used in the computational materials, which are hypothetical in nature and which were provided to investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Offered Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of both of the Underlying ABS and the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Offered Certificates.

Item 7.           Financial Statements and Exhibits
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         (c)      Exhibits

                  99.1     Computational Materials

                            Signature page to follow

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                                   SIGNATURES
         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     EQCC Asset Backed Corporation, as Depositor

                                     By:  /s/ Todd Rosenthal
                                        ----------------------------------------
                                     Name:  Todd Rosenthal
                                     Title: Senior Vice President

Date:  April 3, 2002

                          EQCC ASSET BACKED CORPORATION

                                  EXHIBIT INDEX

       Exhibit No.                          Exhibit Description
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       99.1                                 Computational Materials